SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2005

                         Commission File Number: 0-29019

                           China Artists Agency, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               22-3617931
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

Unit 503C, Miramar Tower, 132 Nathan Road, Tsimshatsui Hong Kong             n/a
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(Address of principal executive offices)                              (Zip Code)

                                011-852-2313-1897
                                -----------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 4.01: CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

China Artists Agency, Inc., a Nevada corporation (the "Registrant") has dismissed its auditors, Malone & Bailey, PC ("Malone & Bailey"), effective June 24, 2005. Malone & Bailey audited the Registrant's financial statements for the fiscal years ended February 29, 2004 and February 28, 2003, and reviewed the Registrant's unaudited financial statements for through the quarter ended November 30, 2004. The Registrant has engaged Clancy and Co., PLLC to audit the Registrant's financial statements for the fiscal year ended February 28, 2005. Clancy and Co., PLLC was not involved in any way with the review of the unaudited financial statements for the quarter ended November 30, 2004, nor involved in any way with the audits of the Registrant's fiscal years ended in 2003 and 2004. The Registrant has authorized Malone & Bailey to discuss any matter relating to the Registrant and its operations with Clancy and Co., PLLC.

The reports of Malone & Bailey for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Malone & Bailey for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through June 24, 2005, the date of resignation, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Malone & Bailey would have caused it to make reference to such disagreements in its reports.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Clancy and Co., PLLC, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Malone & Bailey has reviewed the disclosures contained in this 8-K report. The Registrant has advised Malone & Bailey that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Malone & Bailey does not agree with any statements made by the Registrant in this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from the Registrant's former auditors confirming the information in Item 4.01.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         China Artists Agency, Inc.
                                         a Nevada corporation


June 27, 2005                       By:  /s/ Tang Chien Chang
                                         ---------------------------------------
                                         Tang Chien Chang
                                         President and Chief Executive Officer